   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 14, 2000.
                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                               PURINA MILLS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 76-0407288
      (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
   of Incorporation or Organization)

                1401 South Hanley Road, St. Louis, Missouri 63144
           (Address of Principal Executive Offices Including Zip Code)


                              EQUITY INCENTIVE PLAN
                            (Full Title of the Plans)


                                Darrell D. Swank
              Executive Vice President and Chief Financial Officer
                               Purina Mills, Inc.
                             1401 South Hanley Road
                            St. Louis, Missouri 63144
                     (Name and Address of Agent For Service)


                            Telephone: (314) 768-4100
          (Telephone Number, Including Area Code, of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

-------------------------- ------------------------ ------------------------ ------------------------ ----------------------
Title of                                            Proposed Maxi-           Proposed Maxi-           Amount of
Securities to              Amount to be             mum Offering             mum Aggregate            Registration
be Registered              Registered (1)           Price Per Share (2)      Offering Price (2)       Fee
-------------------------- ------------------------ ------------------------ ------------------------ ----------------------

-------------------------- ------------------------ ------------------------ ------------------------ ----------------------
Common Stock, $0.01 par    1,000,000                $10.844                  $10,844,000              $2,862.82
value per share
-------------------------- ------------------------ ------------------------ ------------------------ ----------------------


(1) Pursuant to Rule 416(c) of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional Common Stock, $0.01 par value per share (the "Common Stock") as may become issuable pursuant to the anti-dilution provisions of the Purina Mills, Inc. Equity Incentive Plan (the "Plan").


(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the Nasdaq National Market System on September 7, 2000, within five business days prior to filing.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

         The following documents previously filed by Purina Mills, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) the Registration Statement on Form 10 (Registration No. 000-30077) filed March 23, 2000, as amended May 18, 2000;

         (b) the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 and the Report on Form 8-K filed on June 30, 2000; and

         (c) the description of the Common Stock of the Registrant contained in the Prospectus included in the Registration Statement on Form S-1 filed September 8, 2000.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities
         -------------------------

         Not applicable.


Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         Not Applicable.


Item 6.  Indemnification of Directors and Officers
         ------------------------------------------

         Section 145 of the Delaware General Corporation Law (the "DGCL") contains provisions permitting (and, in some situations, requiring) Delaware corporations such as the Registrant to provide indemnification to their officers and directors for losses and litigation expense incurred in connection with, among other things, their service to the corporation in those capacities. The Certificate of Incorporation contains provisions requiring indemnification by the Registrant of its directors, officers and employees to the fullest extent permitted by law. Among other things, these provisions provide that the Registrant is required to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Registrant) (a "Proceeding") by reason of the fact that he is or was a director, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan) against expenses

(including attorneys' fees), judgments, fines, excise taxes under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by the DGCL, as the same exists or may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Registrant to provide broader indemnification rights than such law permitted the Registrant to provide prior to such amendment). These provisions also provide for the advance payment of fees and expenses reasonably incurred by the director, officer or employee in defense of any such Proceeding, subject to reimbursement by the director, officer or employee if it is ultimately determined that such director, officer or employee is not entitled to be indemnified by the Registrant. The Registrant has entered into agreements with its directors providing contractually for indemnification consistent with the Certificate of Incorporation and Bylaws. In addition, the Certificate of Incorporation authorizes the Registrant to purchase insurance for its directors, officers and employees insuring them against certain risks as to which the Registrant may be unable lawfully to indemnify them. The Registrant has obtained this insurance coverage for its directors, officers and employees as well as insurance coverage to reimburse the Registrant for potential costs of its corporate indemnification of directors, officers and employees.

Item 7.  Exemption from Registration Claims
         ----------------------------------

         Not Applicable.


Item 8.  Exhibits
         --------

         4.1 Amended and Restated Certificate of Incorporation of Purina Mills, Inc., incorporated by reference to
                           Exhibit 3(a) of Purina Mills' Registration Statement on Form 10 (Registration No. 033-66606) filed on March 23, 2000, as amended by Amendment No. 1 thereto filed on May 18, 2000.

         4.2 Amended and Restated By-Laws of Purina Mills, Inc., incorporated by reference to Exhibit 3(b) of Purina Mills' Registration Statement on Form 10 (Registration No. 033-66606) filed on March 23, 2000, as amended by Amendment No. 1 thereto filed on May 18, 2000.

         4.3 Purina Mills, Inc. Equity Incentive Plan, incorporated by reference to Exhibit 10(e) of Purina Mills' Registration Statement on Form 10 (Registration No. 033-66606) filed on March 23, 2000, as amended by Amendment No. 1 thereto filed on May 18, 2000.

         5                 Opinion of Jones, Day, Reavis & Pogue.

         23.1 Consent of KPMG LLP with respect to the Consolidated Financial Statements of Purina Mills, Inc.

         23.2 Consent of Deloitte & Touche LLP with respect to the Consolidated Financial Statements of Purina Mills, Inc.

         23.3              Consent of Counsel-- See Exhibit 5.

         24                Power of Attorney.


Item 9.  Undertakings
         ------------

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
                  Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on September 14, 2000.

                                       PURINA MILLS, INC.


                                  By:    /s/ Darrell D. Swank
                                       --------------------------------
                                  Name:      Darrell D. Swank
                                  Title:     Executive Vice President and Chief
                                             Financial Officer

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 14TH DAY OF SEPTEMBER, 2000.

    Signature                          Title
    ---------                          -----

               *                       Director and Chief Executive Officer
    -------------------------          (Principal Executive Officer)
         Brad J. Kerbs

               *                       Executive Vice President and Chief Financial Officer
    -------------------------          (Principal Financial and Accounting Officer)
        Darrell D. Swank

               *                       Director
    -------------------------
    Craig Scott Bartlett, Jr.

               *                       Director
     -------------------------

      Robert Cummings, Jr.

               *                       Director
    -------------------------
        James Gaffney

               *                       Director
    -------------------------
       Robert A. Hamwee



         *This Registration Statement has been signed on behalf of the above officers and directors by Darrell D. Swank, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24 to this Registration Statement.

DATED: September 14, 2000                      By:     /s/ Darrell D. Swank
                                                       ------------------------
                                                       Darrell D. Swank
                                                       Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------

                  4.1 Amended and Restated Certificate of Incorporation of Purina Mills, Inc., incorporated by reference to
                           Exhibit 3(a) of Purina Mills' Registration Statement on Form 10 (Registration No. 033-66606) filed on March 23, 2000, as amended by Amendment No. 1 thereto filed on May 18, 2000.

                  4.2 Amended and Restated By-Laws of Purina Mills, Inc., incorporated by reference to Exhibit 3(b) of Purina Mills' Registration Statement on Form 10 (Registration No. 033-66606) filed on March 23, 2000, as amended by Amendment No. 1 thereto filed on May 18, 2000.

                  4.3 Purina Mills, Inc. Equity Incentive Plan, incorporated by reference to Exhibit 10(e) of Purina Mills' Registration Statement on Form 10 (Registration No. 033-66606) filed on March 23, 2000, as amended by Amendment No. 1 thereto filed on May 18, 2000.

                  5        Opinion of Jones, Day, Reavis & Pogue.

                  23.1 Consent of KPMG LLP with respect to the Consolidated Financial Statements of Purina Mills, Inc.

                  23.2 Consent of Deloitte & Touche LLP with respect to the Consolidated Financial Statements of Purina Mills, Inc.

                  23.3     Consent of Counsel-- See Exhibit 5.

                  24       Power of Attorney.